                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                          /s/Richard L. Thompson
                                      -------------------------------
                                             Richard L. Thompson

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                            /s/Raymond R. Hipp
                                      -------------------------------
                                               Raymond R. Hipp

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                           /s/Frank J. Hansen
                                      -------------------------------
                                              Frank J. Hansen

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                           /s/Alan E. Riedel
                                      -------------------------------
                                              Alan E. Riedel

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                         /s/Michael J. Sebastian
                                      -------------------------------
                                            Michael J. Sebastian

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                          /s/Donald G. Barger, Jr.
                                      -------------------------------
                                             Donald G. Barger, Jr.

                        GARDNER DENVER, INC.

                      LONG-TERM INCENTIVE PLAN

           Power of Attorney of Officers and Directors
           -------------------------------------------

        The undersigned, an officer or director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933 (the "Act") a Registration Statement on Form S-8 (together with any and all subsequent amendments, including post-effective amendments, the "Registration Statement") for the purpose of registering 500,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), issuable pursuant to the Company's Long-Term Incentive Plan, as amended, does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as an officer or director of the Company, the Registration Statement and any and all applications or other documents to be filed with the Commission or any State blue sky authorities pertaining to the Registration Statement or registration contemplated thereby, with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

        Executed at St. Louis, Missouri, this 3rd day of August, 1999.
                    ---------  ---------



                                           /s/Thomas M. McKenna
                                      -------------------------------
                                              Thomas M. McKenna